THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION

FOR NON U.S. SUBSCRIBERS

ORE-MORE RESOURCES INC.

PRIVATE PLACEMENT

INSTRUCTIONS TO SUBSCRIBER:

1.

COMPLETE the information on page 2 of this Subscription Agreement.

2.

COMPLETE the Questionnaire attached as Schedule A to this Subscription Agreement (the "Questionnaire").

3.

COURIER the originally executed copy of the entire Subscription Agreement, together with the Questionnaire, to the Company at:

Ore-More Resources Inc.

2034 – 33rd Street SW

Calgary, Alberta

T3E 2S8

Attention: David Goldenberg

If you have any questions please contact David Goldenberg, President of the Company, at: (403) 517-3330.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:

Ore-More Resources Inc.

Subject and pursuant to the terms of this Subscription Agreement, including all schedules and appendices attached hereto, the Subscriber hereby irrevocably subscribes for, and on the Closing Date, will purchase from the Company, the following securities at the following price:

________________Shares
US$_________ per Share for a total purchase price of US$
The Subscriber owns, directly or indirectly, the following securities of the Company:

[Check if applicable] The Subscriber is an insider of the Company or a member of the professional group

The Subscriber directs the Company to issue, register and deliver the certificates representing the Shares as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

EXECUTED by the Subscriber this _______ day of _____________, 20_____.

WITNESS:	EXECUTION BY SUBSCRIBER:
X
Signature of Witness	Signature of individual (if Subscriber is an individual)
X
Name of Witness	Authorized signatory (if Subscriber is not an individual)

Address of Witness	Name of Subscriber (please print)

Name of authorized signatory (please print)

Address of Subscriber (residence)

Telephone Number

E-mail address

Social Security/Insurance No.:

By signing this acceptance, the Subscriber agrees to be bound by the term and conditions of this Subscription Agreement.

A C C E P T A N C E

This Subscription Agreement in respect of the Shares is hereby accepted by Ore-More Resources Inc.

DATED at ________________________________, the _____ day of __________________________, 20___.

Ore-More Resources Inc.

Per:

Authorized Signatory

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION

(Non U.S. Subscribers Only)

TO:

Ore-More Resources Inc. (the "Company")

2034 – 33rd Street SW, Calgary, Alberta, T3E 2S8

Purchase of Shares

1.

SUBSCRIPTION

1.1

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of shares of the Company's common stock (the "Shares") as set out on page 2 of this Subscription Agreement at a price of $______________ per Share (such subscription and agreement to purchase being the "Subscription"), for the total subscription price as set out on page 2 of this Subscription Agreement (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2

The Company hereby agrees to sell the Shares to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth herein.  Subject to the terms hereof, this Subscription Agreement will be effective upon its acceptance by the Company.

1.3

Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2.

PAYMENT

2.1

The Subscription Proceeds must accompany this Subscription Agreement and shall be sent directly to the Company in accordance with the instructions set out on page 1 of this Subscription Agreement.

2.2

The Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company.

2.3

The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement, the Questionnaire attached hereto as Schedule A (the “Questionnaire”) and any other schedules attached hereto.

2.4

The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

3.

CLOSING

3.1

Closing of the purchase and sale of the Shares shall occur on or before ______________________, 20____, or on such other date as may be determined by the Company in its sole discretion (the "Closing Date").  The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date.  The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

4.

ACKNOWLEDGEMENTS OF SUBSCRIBER

4.1

The Subscriber acknowledges and agrees that:

(a)

the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or under any securities or "blue sky" laws of any state of the United States and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

(b)

the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)

by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of the registration and prospectus exemptions provided in Section 2.4 – Private Issuer Exemption – of National Instrument 45-106 ("NI 45-106");

(d)

the decision to execute this Subscription Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been provided by the Company to the Subscriber (the "Company Information");

(e)

the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

(f)

by execution hereof, the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

(g)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Questionnaire and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement and the Questionnaire;

(h)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein, the Questionnaire or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)

the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(j)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)

any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(i)

applicable resale restrictions;

(k)

the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(l)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(m)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(n)

the Shares are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(o)

neither the SEC, the Alberta and British Columbia Securities Commissions nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(p)

no documents in connection with this Offering have been reviewed by the SEC, the Alberta and British Columbia Securities Commissions or any other provincial or state securities administrators;

(q)

there is no government or other insurance covering any of the Shares; and

(r)

this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

5.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5.1

The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

(a)

the Subscriber is not a U.S. Person (as defined herein);

(b)

the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person (as defined herein);

(c)

the Subscriber is resident in the jurisdiction set out on page 2 of this Subscription Agreement;

(d)

the Subscriber:

(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Shares,

(ii)

is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Shares, and

(iv)

represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

(A)

any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

(B)

any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(e)

the Subscriber is acquiring the Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons (as defined herein);

(f)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(g)

the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(h)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(i)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(j)

the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(k)

the Subscriber has received and carefully read this Subscription Agreement;

(l)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(m)

the Subscriber has the degree of knowledge, education and experience in financial and business matters as to enable the Subscriber to evaluate the merits and risks of the investment in the Shares and the Company, and the Subscriber is providing evidence of knowledge and experience in these matters through the information requested in the Questionnaire;

(n)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement and the Questionnaire, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(o)

the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(p)

the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

(q)

the Subscriber is not an underwriter of, or dealer in, the shares of the Company's common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(r)

the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(s)

if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(t)

the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(u)

no person has made to the Subscriber any written or oral representations:

(i)

that any person will resell or repurchase any of the Shares,

(ii)

that any person will refund the purchase price of any of the Shares,

(iii)

as to the future price or value of any of the Shares, or

(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system; and

(v)

the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription Agreement:

(i)

a fully completed and executed Questionnaire in the form attached hereto as Schedule A, and

(ii)

such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

5.2

In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

6.

ACKNOWLEDGEMENT AND WAIVER

6.1

The Subscriber has acknowledged that the decision to purchase the Shares was made based solely on the Company Information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

7.

REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

7.1

The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein and in the Questionnaire are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the acknowledgements representations and warranties contained herein and in the Questionnaire are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8.

RESALE RESTRICTIONS

8.1

The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that the Shares have not been registered under the 1933 Act or the securities laws of any state of the United States.  The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

8.2

The Subscriber acknowledges that the Shares are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the Securities Act (British Columbia) and the Securities Act (Alberta) and the rules made thereunder.

8.3

Pursuant to National Instrument 45-102 (“NI 45-102”) a subsequent trade in the Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation unless certain conditions are met, which conditions include the requirement that the hold period mandated pursuant to NI 45-102 (the "Canadian Hold Period") that shall have elapsed from the date on which the Shares were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Shares is to be imprinted with a restrictive legend (the "Canadian Legend").

8.4

By executing and delivering this Subscription Agreement, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Shares to be issued to the Subscriber.

8.5

As a consequence, the Subscriber may not be able to rely on the resale provisions of NI 45-102, and any subsequent trade in any of the Shares during or after the Canadian Hold Period may be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

8.6

Until such time as the Company has 50 or more shareholders, the Subscriber shall not transfer the Shares unless it has first obtained written approval from the Company’s Board of Directors.  This covenant shall survive the Closing until the Company has 50 or more shareholders.

9.

COLLECTION OF PERSONAL INFORMATION

9.1

The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering.  The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering.  By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

10.

COSTS

10.1

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

11.

GOVERNING LAW

11.1

This Subscription Agreement is governed by the laws of the Province of Alberta, the Province of British Columbia and the federal laws of Canada applicable thereto.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the Province of Alberta and/or British Columbia.

12.

SURVIVAL

12.1

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

13.

ASSIGNMENT

13.1

This Subscription Agreement is not transferable or assignable.

14.

SEVERABILITY

14.1

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.

ENTIRE AGREEMENT

15.1

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.

NOTICES

16.1

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to it at the address stated on the first page of this Subscription Agreement.

17.

COUNTERPARTS AND ELECTRONIC MEANS

17.1

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

SCHEDULE A

QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of Section 2.4 of National Instrument 45-106 ("NI 45-106").  The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2.

the Subscriber is (tick one or more of the following boxes):

(A)	a director, officer, employee, founder or control person of the issuer
(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the issuer
(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the issuer
(D)	a close personal friend of a director, executive officer, founder or control person of the issuer
(E)	a close business associate of a director, executive officer, founder or control person of the issuer
(F)	a spouse, parent, grandparent, brother, sister or child of the selling security holder or of the selling security holder’s spouse
(G)	a security holder of the issuer
(H)	an accredited investor
(I)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (h)
(J)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (h), or
(K)	a person that is not the public

3.

if the Subscriber has checked box B, C, D, E, H or I  in paragraph 2 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

2

_____________________________________________________________________________________________

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals.  Please attach a separate page if necessary).

4.

if the Subscriber has ticked box H in Section 2 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

(a) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

(b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

(d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements; or

(e) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Shares under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of _______________________, 20___.

If an Individual:

If a Corporation, Partnership or Other Entity:

Signature

Print or Type Name of Entity

Print or Type Name

Signature of Authorized Signatory

Type of Entity

RISK ACKNOWLEDGEMENT

1.

I acknowledge that this is a risky investment.

2.

I am investing entirely at my own risk.

3.

No securities regulatory authority has evaluated or endorsed the merits of these securities.

4.

I will not be able to sell these securities except in very limited circumstances.  I may never be able to sell these securities.

5.

I could lose all the money I invest.

I am investing $______________ in total; this includes any amount I am obliged to pay in the future.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Date:	Signature of Purchaser

Print Name of Purchaser

Sign 2 copies of this document.  Keep one copy for your records.

You have 2 business days to cancel your purchase.

To do so, send a notice to Ore-More Resources Inc. stating that you want to cancel your purchase.  You must send the notice before midnight on the 2nd business day after you sign the agreement to purchase the securities.  You can send the notice by fax or e-mail or deliver it in person to Ore-More Resources Inc. at its business address.  Keep a copy of the notice for your records.

Issuer Name and Address:

Ore-More Resources Inc.

2034 – 33rd Street SW

Calgary, Alberta

T3E 2S8

Telephone:  (403) 517-3330

E-mail:  davgold@telus.net

You are buying Exempt Market Securities

They are called exempt market securities because of two parts of securities law do not apply to them.  If an issuer wants to sell exempt market securities to you:

(a)

the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

(b)

the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

There are restrictions on your ability to resell exempt market securities.  Exempt market securities are more risky than other securities.

The securities you are buying are not listed.

2

The securities you are buying are not listed on any stock exchange, and they may never be listed.  You may never be able to sell these securities.

The issuer of your securities is a non-reporting issuer.

A non-reporting issuer does not have to publish financial information nor notify the public of changes in its business.  You may not receive ongoing information about this issuer.

For more information on the exempt market, call your local securities regulatory authority.

Alberta:

Alberta Securities Commission

4th Floor, 300 – 5th Avenue SW

Calgary, Alberta

T2P 3C4

Telephone:  (403) 297-4296

Fax:  (403) 297-6156

Website:  http://www.albertasecurities.com

British Columbia:

British Columbia Securities Commission

701 West Georgia Street

P.O. Box 10142 Pacific Centre

Vancouver, British Columbia

V7Y 1L2

Telephone:  (604) 899-6500

Fax:  (604) 899-6506

Website:  http://www.bcsc.bc.ca

 [Instruction:  The purchaser must sign 2 copies of this form.  The purchaser and the issuer must each receive a signed copy.]